SUPPLEMENT TO

CALVERT BALANCED PORTFOLIO

Calvert Balanced Portfolio and Calvert Large Cap Core Portfolio Prospectus (Class Y) dated April 30, 2013

Date of Supplement: September 19, 2013

The Calvert Social Investment Fund Board of Trustees (the “Board”) approved, effective as of September 11, 2013, (1) the removal of New Amsterdam Partners LLC (“New Amsterdam”) as an investment subadvisor for Calvert Balanced Portfolio (the “Fund”) and (2) the assumption of responsibility by the current investment advisor, Calvert Investment Management, Inc. (the “Advisor”), for the day-to-day management of the equity assets previously managed by New Amsterdam.

Accordingly, in the Fund Summary on page 4, delete the information under “Portfolio Management – Equity Investments” and replace it with the following:

Investment Advisor. Calvert Investment Management, Inc.

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Natalie A. Trunow	Senior Vice President,	Since September 2013
Chief Investment
Officer - Equities,
Calvert

Investment Subadvisor. Profit Investment Management (“Profit” or “Subadvisor”)

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Eugene A. Profit	Chief Executive	Since October 2002
Officer, Profit

In addition, under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Balanced Portfolio – Equity Investments of Calvert Balanced Portfolio” on page 18, delete the information relating to New Amsterdam and insert the following:

Calvert Investment Management, Inc.

See “About Calvert” above.

Natalie A. Trunow, Senior Vice President, Chief Investment Officer – Equities, has managed a portion of the equity assets of the Fund since September 2013.

Portfolio Manager Name	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow	Senior Vice President, Chief Investment Officer – Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios; Portfolio Manager.	Portfolio Manager

Please delete from the Prospectus all other references to New Amsterdam.

The Board has also approved reductions to the Fund’s investment advisory fee schedule. Effective December 1, 2013, under the Fund’s Investment Advisory Agreement, the Advisor will receive an annual fee, payable monthly, as follows: 0.41% of the first $500 million of the Fund’s average daily net assets, 0.385% of the next $500 million of such assets, and 0.35% of all assets above $1 billion. In addition, the Advisor has contractually agreed to further waive fees or reimburse expenses for Class Y of the Fund, so that direct net operating expenses will not exceed 0.955%. The new expense limitation agreement is effective December 1, 2013, through January 31, 2015.

Accordingly, effective December 1, 2013, the “Annual Fund Operating Expenses” table contained under “Fees and Expenses of the Fund” in the Fund Summary on page 1 is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)1

Class Y
Management fees	0.68%
Distribution and service (12b-1) fees	None
Other expenses	0.36%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	1.06%
Less fee waiver and/or expense reimbursement [2]	(0.08%)
Net expenses	0.98%

1 Based on actual expenses for the past fiscal year adjusted for estimates of Class Y specific expenses.

2 The investment advisor has agreed to contractually limit direct ordinary operating expenses for Class Y to 0.955% through January 31, 2015. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

In addition, effective December 1, 2013, the table contained under “Fees and Expenses of the Fund – Example” in the Fund Summary on page 1 is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$100	$328	$576	$1,286

Lastly, in the section “Advisory Fees” on page 18, please add the following footnote to the advisory fee provided for Calvert Balanced Portfolio in the table:

Effective December 1, 2013, the new contractual advisory fee is 0.41%.

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